UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  July 3, 2007

FIRST AVIATION SERVICES INC.

Delaware	0-21995	06-1419064
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

15 RIVERSIDE AVE
WESTPORT CT 06880-4214
2032913303

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On July 5, 2007, First Aviation Services Inc. (the "Company") filed a Current Report on Form 8-K, which contained a typographical error relating to the date of delisting and deregistering in the press release furnished by the Company as Exhibit 99.1.  This Amendment No. 1 is being filed to correct said typographical error.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description
99.1	Press release issued by First Aviation Services Inc., dated July 5, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2007	FIRST AVIATION SERVICES INC.

By:  /s/  Bill L. Reznicek
Name:  Bill L. Reznicek
Title: Vice President and Chief Financial
Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by First Aviation Services Inc., dated July 5, 2007.